VAT NOTE

US $40,000,000                                                New York, New York
Effective as of                                                           , 2005
                                                         -----------------

     WHEREAS, Kansas City Southern, a Delaware corporation ("Obligor") as contemplated by the Amended and Restated Acquisition Agreement among Obligor, MM (defined below), and the other parties named therein dated December 15, 2004 (the "Acquisition Agreement"), promises to pay to the order of TMM Multimodal, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the United Mexican States ("MM"), an unsecured promissory debt obligation in the principal amount of Forty Million U.S. Dollars (US $40,000,000) (this "Note");

     WHEREAS, Obligor and MM each desire to evidence such debt obligation with the issuance of this Note upon the terms and conditions set forth herein; and

     WHEREAS, capitalized terms used but not defined herein shall have the meaning assigned to them in the Acquisition Agreement.

     NOW, THEREFORE, in consideration of the recitals (which are deemed to be a part of this Note) and agreements contained herein, the parties hereto agree as follows:

     I. PROMISE TO PAY. For value received and subject to reduction  pursuant to
Section II below, Obligor hereby promises to pay to the order of MM in the manner set forth in Section III below, on the date that is five (5) years following the date hereof or upon such earlier date following the date that is two (2) years following the date hereof as may be determined by KCS in its sole discretion (the "Payment Date"), the principal sum of Forty Million U.S. Dollars (USD $40,000,000).

     II. REDUCTION OF PRINCIPAL AMOUNT. The principal amount of this Note shall be subject to reduction in accordance with the terms and conditions of the VAT Escrow Agreement dated as of the date hereof, by and among by and among Obligor, Kara Sub, Inc., KCS Investment I, Ltd., KCS Acquisition Subsidiary, Inc., Caymex Transportation, Inc., Grupo MM, S.A., MM Holdings, S.A. de C.V., MM Multimodal, S.A. de C.V. and the Escrow Agent named therein (the "VAT Escrow Agreement").

     III. PAYMENT, CONVERSION INTO SHARES. On the Payment Date, this Note shall automatically be converted into the right to receive that number of shares of KCS Common Stock as, valued at the Volume Weighted Price, shall equal the remaining principal amount of this Note as of the Payment Date.

     IV. INTEREST RATE/PAYMENT. This Note shall bear no interest.

     V. PREPAYMENT. Obligor shall have the right to prepay the indebtedness evidenced by this Note, in whole or in part, without premium or penalty, upon not less than thirty (30) days notice to the holder thereof.

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     VI.  ASSIGNMENT.  MM's  rights  under  this Note may not be  negotiated  or assigned.

     VII. OBLIGATIONS OF OTHERS. Obligor's obligations under this Note will also be binding on Obligor's successors and assigns and shall only be assigned, transferred or otherwise conveyed to a person or entity that consents in writing to be so bound.

     VIII. WAIVER; GOVERNING LAW. Obligor hereby waives notice presentment for payment, demand, notice of dishonor and protest of this Note, and further agrees that this Note shall be deemed to have been made under and shall be governed by the laws of the State of Delaware without giving effect to the choice of law principles of that state, in all respects, including matters of construction, validity and performance, and that none of its terms or provisions may be waived, altered, modified or amended except as may be consented to in a duly signed writing by MM.

     VIII. CANCELLATION OF NOTE. This Note shall be automatically cancelled upon the delivery by Obligor of the shares of KCS Common Stock in accordance with
Section 5(b) of the VAT Escrow Agreement.

     IN WITNESS WHEREOF, Obligor has executed and delivered this Note as of the date first above written.

                                        Kansas City Southern


                                        By:
                                           -------------------------------------
                                        Name:  Robert B. Terry
                                        Title: Senior Vice President and General
                                               Counsel